                                                                          PAGE 1

                                    DELAWARE
                                 THE FIRST STATE

     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO
HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE
OF "THE RESTAURANT COMPANY" AS RECEIVED AND FILED IN THIS OFFICE.

     THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

     CERTIFICATE OF INCORPORATION, FILED THE THIRTY-FIRST DAY OF OCTOBER, A.D.
1985, AT 9 O'CLOCK AM.

     CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE EIGHTEENTH DAY OF
MARCH, A.D. 1986, AT 10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-SIXTH DAY OF JULY, AD. 1989, AT
10 O'CLOCK A.M.

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "TENNESSEE RESTAURANT
COMPANY" TO "THE RESTAURANT COMPANY", FILED THE SECOND DAY OF JUNE, A.D. 1994,
AT 9 O'CLOCK A.M.

     CERTIFICATE OF OWNERSHIP, FILED THE FOURTEENTH DAY OF DECEMBER, A.D. 1999,
AT 9 O'CLOCK A.M.

     CERTIFICATE OF MERGER, FILED THE TWENTY-SECOND DAY OF DECEMBER, A.D. 1999,
AT 3:30 O'CLOCK P.M.

     AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE
ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

                                     [SEAL]

                                       /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       HARRIET SMITH WINDSOR, SECRETARY OF STATE

2074711 8100H                                            AUTHENTICATION: 4159720
050758699                                                         DATE: 09-15-05

                          CERTIFICATE OF INCORPORATION

                                       OF

                          TENNESSEE RESTAURANT COMPANY

     1. The name of the corporation is TENNESSEE RESTAURANT COMPANY.

     2. The address of its registered office in the State of Delaware is 306
South State Street in the City of Dover, County of Kent. The name of its registered agent at such address is United States Corporation Company.

     3. The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is one million (1,000,000), said shares to be common stock with par value of $.0l per share.

     5. The name and mailing address of the incorporator is as follows:

        Susan M. Prevost
        United States Corporation Company
        33 North LaSalle Street
        Chicago, Illinois 60602

     6. The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     8. Meetings of stockholders may be held within or without the State of
Delaware, as the by-laws may provide. The books of the corporation may be kept
(subject to any provision contained in the statutes) outside the State of
Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the
State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 31st day of October, 1985.

                                             /s/ Susan M. Prevost
                                             -----------------------------------
                                             Susan M. Prevost

                                        2

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                     * * * *

     TENNESSEE RESTAURANT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES
     HEREBY CERTIFY:

          The present registered agent of the corporation is United States
     Corporation Company and the present registered office of the corporation is in the county of Kent

          The Board of Directors of Tennessee Restaurant Company adopted the following resolution on the 5th day of February, 1986

          Resolved, that the registered office of United States Corporation
          Company, 306 South State Street in the City of Dover, in the state of
          Delaware be and it hereby is changed to Corporation Trust Center, 1209
          Orange Street, in the City of Wilmington, County of New Castle, and
          the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST
          COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

          IN WITNESS WHEREOF, Tennessee Restaurant Company has caused this statement to be signed by John Lambert, its Executive Vice President and attested by Larry W. Browne, its ______________ Secretary this 5th day of
     February, 1986.

                                             By: /s/ John Lambert
                                                 -------------------------------
                                                 Executive Vice President

ATTEST:

By /s/ Larry W. Browne
   ----------------------
   ____________________Secretary

                          CERTIFICATE OF INCORPORATION

                                       OF

                          TENNESSEE RESTAURANT COMPANY

     1. The name of the corporation is TENNESSEE RESTAURANT COMPANY.

     2. The address of its registered office in the State of Delaware is 306
South State Street in the City of Dover, County of Kent. The name of its registered agent at such address is United States Corporation Company.

     3. The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     4. The total number of shares of stock which the corporation shall have authority to issue is one million (1,000,000), said shares to be common stock with par value of $.01 per share.

     5. The name and mailing address of the incorporator is as follows:

        Susan M. Prevost
        United States Corporation Company
        33 North LaSalle Street
        Chicago, Illinois 60602

     6. The corporation is to have perpetual existence.

     7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

     8. Meetings of stockholders may be held within or without the State of
Delaware, as the by-laws may provide. The books of the corporation may be kept
(subject to any provision contained in the statutes) outside the State of
Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

     9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the
State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 31st day of October, 1985.

                                             /s/ Susan M. Prevost
                                             -----------------------------------
                                             Susan M. Prevost

                                        2

                    CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                       AND

                                REGISTERED OFFICE

                                     * * * *

     TENNESSEE RESTAURANT COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES
     HEREBY CERTIFY:

          The present registered agent of the corporation is United States
     Corporation Company and the present registered office of the corporation is in the county of Kent

          The Board of Directors of Tennessee Restaurant Company adopted the following resolution on the 5th day of February, 1986

          Resolved, that the registered office of United States Corporation
          Company, 306 South State Street in the City of Dover, in the state of
          Delaware be and it hereby is changed to Corporation Trust Center, 1209
          Orange Street, in the City of Wilmington, County of New Castle, and
          the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST
          COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

          IN WITNESS WHEREOF, Tennessee Restaurant Company has caused this statement to be signed by John Lambert, its Executive Vice President and attested by Larry W. Browne, its ________________ Secretary this 5th day of
     February, 1986.

                                             By: /s/ John Lambert
                                                 -------------------------------
                                                 Executive Vice President

ATTEST:

By /s/ Larry W. Browne
   -----------------------
   ____________________Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                          TENNESSEE RESTAURANT COMPANY

     Tennessee Restaurant Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the
"Corporation")

DOES HEREBY CERTIFY;

     FIRST, That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to Article 4 of the certificate of Incorporation of said Corporation:

          "4.  The total number of shares of stock which the corporation shall have authority to issue is one hundred thousand (100,000), said shares to be common stock with par value of $.01 per share."

     SECOND, That thereafter pursuant to resolution of its Board of Directors, a special meeting of the Stockholders of said Corporation was called and held at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD, That the aforesaid amendment was duly adopted in accordance with the applicable provisions of section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Donald N. Smith, Chairman of the Board of Directors, and attested by
Larry W. Browne, its Secretary this third day of May, 1989.

                                         BY: /s/ Donald N. Smith
                                             -----------------------------------
                                                 Donald N. Smith

                                         ITS: Chairman of the Board of Directors

ATTEST:

By: /s/ Larry W. Browne
    ----------------------
    Larry W. Browne, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          TENNESSEE RESTAURANT COMPANY

     Tennessee Restaurant Company, a corporation organized and existing under and by virtue of the General Corporation Law of Delaware (the "Corporation")

     DOES HEREBY CERTIFY:

     FIRST, That the Board of Directors of said Corporation adopted resolutions by Unanimous Written Consent setting forth a proposed amendment of the
Corporation's Certificate of Incorporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration of such amendment. The resolution setting forth the proposed amendment declared it advisable to make the following amendment to Article 1 of the Certificate of Incorporation of said Corporation:

     1. The name of the Corporation is THE RESTAURANT COMPANY.

     SECOND, That thereafter pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said Corporation was called and in lieu of such meeting, the written consent of the stockholders was obtained in accordance with Section 228(d) of Delaware Corporation Law in which consent the necessary number of shares as required by statute and the Corporation's By-Laws were voted in favor of the amendment.

     THIRD, That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State
of Delaware.

     FOURTH, That notice of the consent of the stockholders in lieu of a meeting adopting the amendment to the Certificate of Incorporation was sent to all stockholders of the Corporation who did not consent in writing to such amendment.

     IN WITNESS HEREOF, said Corporation has caused this Certificate to be signed by Donald N. Smith, Chairman of the Board of Directors, and attested by
Larry W. Browne, its Secretary this 25th day of May, 1994.

                                             By: /s/ Michael P. Donahoe
                                                 -------------------------------
                                                     Michael P. Donahoe

                                             Its: Vice President, Controller
                                                  and Treasurer

ATTEST:

BY: /s/ Larry W. Browne
    --------------------------
    Larry W. Browne, Secretary

                       CERTIFICATE OF OWNERSHIP AND MERGER
                                     MERGING

                            Perkins Restaurants, Inc.

                                      INTO

                             The Restaurant Company

                                   ----------
                     Pursuant to Section 253 of the General
                    Corporation Law of the State of Delaware
                                   ----------

     THE RESTAURANT COMPANY, a Delaware corporation (the "Corporation"), desiring to merge PERKINS RESTAURANTS, INC., a Minnesota corporation and a wholly owned subsidiary of the Corporation (the "Subsidiary"), with and into itself, pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware, as amended, DOES HEREBY CERTIFY AS FOLLOWS:

          FIRST: That the Corporation owns all of the outstanding shares of each class of capital stock of the Subsidiary.

          SECOND: That the Board of Directors of the Corporation, by the
     following resolutions duty adopted by unanimous written consent as of the
     30th day of November, 1999, determined to merge the Subsidiary with and into itself:

               RESOLVED, that the Corporation merge Perkins Restaurants, Inc., a
          Minnesota corporation and a wholly owned subsidiary of the Corporation
          (the "Subsidiary"), into itself and, upon consummation of the merger, assume all of the Subsidiary's liabilities and obligations; and
          further

               RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to make, execute and acknowledge, in the name and on behalf of the Corporation, and to file with the Secretary of State of the State of Delaware and any other proper public offices, a Certificate of Ownership and Merger, setting forth a copy of these resolutions; and further

               RESOLVED, that the merger of the Subsidiary into the Corporation shall become effective upon filing of the Certificate of Ownership and
          Merger with the Secretary of State of the State of Delaware; and
          further

               RESOLVED, that at any time prior to the filing of the Certificate of Ownership and Merger with the Secretary of State of the State of
          Delaware, the Board of Directors of the Corporation, or any duly authorized committee thereof, may determine not to effect the merger of the Subsidiary into the Corporation; and further

               RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized and directed to take such further action and to execute such certificates and other documents as any such officer, in his or her discretion, shall deem necessary or advisable to consummate the merger of the Subsidiary into the Corporation and to effect the foregoing resolutions.

     IN WITNESS WHEREOF, The Restaurant Company has caused this Certificate to be executed by the undersigned as of this 9th day of December, 1999.

                                        THE RESTAURANT COMPANY

                                        By: /s/ Donald F. Wiseman
                                            ------------------------------------
                                            Name: Donald F. Wiseman
                                            Title: Vice President and Secretary

                                        2

                              CERTIFICATE OF MERGER
                                     MERGING
                        PERKINS FAMILY RESTAURANTS, L.P.
                                  WITH AND INTO
                             THE RESTAURANT COMPANY

                                 * * * * * * * *

                             Pursuant to Section 263
                           of the General Corporation
                               Law of the State of
                                    Delaware

     Pursuant to Section 263 of the General Corporation Law of the State of
Delaware (the "GCL"), the undersigned corporation, The Restaurant Company, a
Delaware corporation, does hereby certify the following information relating to the merger (the "Merger") of Perkins Family Restaurant, L.P., a Delaware limited partnership, with and into The Restaurant Company.

     FIRST: The name and state of incorporation of each of the constituent corporations to the Merger is as follows:

NAME                               STATE OF INCORPORATION
----                               ----------------------
Perkins Family Restaurants, L.P.   Delaware
The Restaurant Company             Delaware

     SECOND: An Agreement and Plan of Merger, dated December 22, 1999. between the parties to the Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 263(c) of the GCL.

     THIRD: The name of the surviving corporation of the Merger is The
Restaurant Company.

     FOURTH: The certificate of incorporation of The Restaurant Company, as now in full force and effect, shall continue to be the certificate of incorporation of said surviving corporation until amended and changed pursuant to the provisions of the GCL.

     FIFTH: The executed Agreement and Plan of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is 6075 Poplar Avenue,
Suite 500, Memphis, TN 38119.

     SIXTH: A copy of the aforesaid Agreement and Plan of Merger will be furnished by the aforesaid surviving corporation, on request and without cost, to any stockholder of either of the aforesaid constituent corporations.

     SEVENTH: The merger shall be effective upon filing.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on this
22nd day of December, 1999.

                                             THE RESTAURANT COMPANY

                                             By: /s/ Donald F. Wiseman
                                                 -------------------------------
                                             Name: Donald F. Wiseman
                                             Its: Vice President and Secretary

                                             PERKINS FAMILY RESTAURANTS, L.P.

                                             By: /s/ Steven R. McClellan
                                                 -------------------------------
                                             Name: The Restaurant Company
                                             Its: General Partner

                                             By: /s/ Steven R. McClellan
                                                 -------------------------------
                                                 Vice President

                                        2